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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report: November 3, 1997
                                        ----------------
               (Date of earliest event reported: October 30, 1997)


                            STILLWATER MINING COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    0-25090                      81-0480654
------------------------   ------------------------         -------------------
(State of Incorporation)   (Commission File Number)          (I.R.S. Employer
                                                            Identification No.)


          536 E Pike Avenue
          Post Office Box 1330
          Columbus, Montana                                    59019
----------------------------------------            ----------------------------
(Address of principal executive offices)                     (Zip code)


                                 (303) 978-2525
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         Reference is hereby made to the Press Release dated October 30, 1997, a copy of which is attached hereto as Exhibit 99.A and incorporated herein by reference in its entirety.



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  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STILLWATER MINING COMPANY



Date: November 3, 1997               By: /s/  William E. Nettles
                                         ------------------------------------
                                         William E. Nettles
                                         Chairman and Chief Executive Officer



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                                 EXHIBIT INDEX

Exhibit No.         Description                             Page
-----------         -----------                             ----
   99.A             Press Release